UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) - February 27, 2004
                                                         -----------------


                         Commission file number 0-24040


                        PENNFED FINANCIAL SERVICES, INC.
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             (Exact name of Registrant as specified in its charter)


               Maryland                                         22-3297339
-----------------------------------                       ----------------------
  (State or other jurisdiction of                          (I.R.S. Employer
   incorporation or organization)                         Identification Number)


622 Eagle Rock Avenue, West Orange, New Jersey                  07052-2989
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  (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:         (973) 669-7366
                                                    ----------------------------

Item 5. Other Events

     On February 27, 2004, PennFed Financial Services, Inc. (the Company) issued the press release attached hereto as Exhibit 99.1 announcing a new stock repurchase program and the substantial completion of the existing program.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibits to this Report.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

                  Regulation
                  S-K Exhibit
                    Number                               Document
                  -----------                        -------------------

                     99.1                            Press Release dated
                                                     February 27, 2004

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                PENNFED FINANCIAL SERVICES, INC.



Date: March 1, 2004                             By:  /s/ Joseph L. LaMonica
                                                    ----------------------------
                                                     Joseph L. LaMonica
                                                     President and Chief
                                                     Executive Officer